UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 22, 2023
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6749 Ben Bostic Road Quincy, FL	32351
(Address of principal executive offices)	(Zip Code)
(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Wes Getman as Chief Financial Officer

On December 22, 2023, Trulieve Cannabis Corp. (the “Company”) announced the appointment of Wes Getman as the Company’s Chief Financial Officer, effective January 1, 2024. In connection with Mr. Getman’s appointment as Chief Financial Officer, Ryan Blust will no longer serve as Interim Chief Financial Officer but will remain as the Company’s Vice President, Finance.

Mr. Getman has over 25 years of finance & accounting experience serving middle-market, private-equity backed and public companies. Prior to joining the Company, Mr. Getman served as Partner, Advisory at WilliamsMarston, LLC. Mr. Getman previously served as the Vice President of Accounting & Finance at Blue Bird Corporation (Nasdaq: BLBD), a billion dollar North American manufacturer, from 2015-2020. In addition, Mr. Getman spent 16 years in public accounting at PwC, RSM, and Grant Thornton where he was a partner at the last two firms. Mr. Getman received his Bachelor of Science in Management from the State University of New York at Geneseo and his MBA from the Simon School at the University of Rochester.

In connection with Mr. Getman’s appointment as Chief Financial Officer, Mr. Getman entered into an employment agreement with the Company, effective as of January 1, 2024 (the “Getman Employment Agreement”), pursuant to which, he receives an annual base salary of $475,000 per year that is paid in accordance with the Company’s regular payroll practices, subject to all customary withholding and deductions, and will also be eligible for an annual bonus targeted at $380,0000 based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. Mr. Getman will also be eligible for equity award grants in a manner consistent with the Company’s practices for senior management and will also be entitled to participate in the Company’s employee benefits programs available to its employees generally. In addition, Mr. Getman will be entitled to participate in other benefits that are available to our executive officers on the same basis as all our employees generally, including group health (medical, dental, and vision) insurance, group short- and long-term disability insurances, and group life insurance. Such compensation and benefit plans and arrangements are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023. The Getman Employment Agreement also includes standard confidentiality, non-competition, non-solicitation, non disparagement and intellectual property assignment provisions.

Mr. Getman will be eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by Mr. Getman for Good Reason (each as defined in the Getman Employment Agreement), in each case, subject to execution of a general release of claims. If such termination occurs, Mr. Getman shall be entitled to receive the sum of (a) two (2) times the sum of his base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a twenty-four (24) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“CFO Severance”). In addition, the Company will pay COBRA premiums for Mr. Getman (and his dependents) until the earlier of (i) the twenty-four (24) month anniversary of his termination date, and (ii) the date on which he either receives or becomes eligible to receive substantially similar coverage from another employer. In addition, all of Mr. Getman’ unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met.

If the Company terminates Mr. Getman’ employment without Cause or he terminates his employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the Getman Employment Agreement), then Mr. Getman shall receive the same severance described above, except that (i) the CFO Severance shall be equal to the sum of (x) two and 1⁄2 times (2.5) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (y) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of twenty-four (24) months.

Except as set forth in the Getman Employment Agreement, (a) there are no arrangements or understandings between Mr. Getman and any other persons pursuant to which Mr. Getman was appointed, (b) there are no family relationships among any of the Company’s directors or executive officers and Mr. Getman, and (c) Mr. Getman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(b) of Regulation S-K.

The foregoing description of the Getman Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K to be filed for the fiscal year ending December 31, 2023.
Item 7.01    Regulation FD Disclosure.
On December 22, 2023, the Company issued a press release announcing the appointment of Mr. Getman as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1*	Press release dated December 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*The information in the press release attached as Exhibit 99.1 and the corporate presentation attached as Exhibit 99.2 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: December 22, 2023